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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2005






                                SPIRE CORPORATION
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             (Exact name of Registrant as specified in its charter)




      Massachusetts                 0-12742                   04-2457335
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(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File Number)          Identification Number)




One Patriots Park, Bedford, Massachusetts                          01730-2396
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(Address of principal executive offices)                           (Zip Code)





Registrant's telephone number, including area code:  781-275-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

        On April 6, 2005, Spire Corporation (the "Company") received a letter from the Nasdaq Listing Qualifications Panel (the "Nasdaq Panel") indicating that the Company is no longer in compliance with the $10,000,000 minimum stockholders' equity requirement for continued listing set forth in Nasdaq Marketplace Rule 4450(a)(3). The Nasdaq Panel requested that the Company provide, by April 13, 2005, the Company's plan to achieve and sustain compliance with this requirement. On April 13, 2005, the Company presented such plan to the Nasdaq Panel.

        On April 25, 2005, the Company received a letter from the Nasdaq Panel informing the Company that the Nasdaq Panel was remanding this case to the Nasdaq Staff. The Nasdaq Panel indicated that it believes that the Nasdaq Staff is the appropriate body to review and evaluate the Company's plan of compliance, following its normal procedures and processes.

        On April 27, 2005, the Nasdaq Staff issued a Determination letter reiterating the Nasdaq Panel's April 6th finding that the Company is no longer in compliance with the $10,000,000 minimum stockholders' equity requirement for continued listing set forth in Nasdaq Marketplace Rule 4450(a)(3), and that the Nasdaq Staff will review the Company's eligibility for continued National Market listing. The Nasdaq Staff has requested that the Company provide, on or before May 12, 2005, a plan to achieve and sustain compliance with Nasdaq listing standards. The Company intends to present such plan to the Nasdaq Staff. If, after conclusion of its review, Nasdaq determines that the Company has not presented a sufficient plan to achieve and sustain compliance, it will provide written notification that the Company's common stock will be delisted. If the Company were to receive such a written notification, it could appeal the decision to a Nasdaq Listing Qualifications Panel. If such an appeal were unsuccessful, the Company could apply to list the Company's common stock on the Nasdaq SmallCap Market. The Company is currently evaluating its options with respect to its response to the notice.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

       Exhibit No.                          Description
       -----------                          -----------

           99.1                News Release of the Company dated May 3, 2005

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        SPIRE CORPORATION


Date:  May 3, 2005                      By: /s/ Roger G. Little
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                                            Roger G. Little
                                            President, Chief Executive Officer
                                            and Chairman of the Board



























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                                  EXHIBIT INDEX


Exhibit                          Description
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  99.1        News Release of the Company dated May 3, 2005































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